Exhibit 10.5

FIRST AMENDMENT TO LEASE

Building 1B

                 This FIRST AMENDMENT TO LEASE (this "Amendment") is dated as of this 18th day of December, 2000 by and between CORPORATE TECHNOLOGY CENTRE ASSOCIATES LLC, a California limited liability company ("Landlord"), and REDBACK NETWORKS INC ., a Delaware corporation ("Tenant").

RECITALS

                 A.       Landlord and Tenant entered into a Lease dated October 13, 2000 (the "Lease"), for premises (the "Leased Premises") with a street address of 200 Holger Way, San Jose, California, and more particularly described in the Lease;

                 B.       Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.

AGREEMENT

                 NOW THEREFORE , for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                 1.       Base Monthly Rent. The term "Base Monthly Rent" set forth in Article 1 of the Lease is hereby deleted in its entirety and replaced with the following:

Base Monthly Rent:	The term "Base Monthly Rent" shall mean the following:

Month	Rent Per Month / NNN

January 2001 February 2001 March 2001 - December 2001	$8,412 (prorated amount) $269,340 $266,657

January 2002 February 2002 March 2002 - December 2002	$272,202 $282,639 $279,875

January 2003 February 2003 March 2003 - December 2003	$285,691 $296,545 $293,698

January 2004 February 2004 March 2004 - December 2004	$299,797 $311,086 $308,154

January 2005 February 2005 March 2005 - December 2005	$314,549 $326,289 $323,268

January 2006 February 2006 March 2006 - December 2006	$329,973 $342,183 $339,072

January 2007 February 2007 March 2007 - December 2007	$346,099 $358,797 $355,593

January 2008 February 2008 March 2008 - December 2008	$362,958 $376,164 $372,864

January 2009 February 2009 March 2009 - December 2009	$380,582 $394,317 $714,196

January 2010 February 2010 - December 2010	$728,480 $742,764

January 2011 February 2011 - December 2011	$757,619 $772,474

January 2012 February 2012 - June 2012 July 2012	$787,924 $803,373 $401,687 (prorated amount)

           2.             Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

           3.             Miscellaneous.

                           (a)  Voluntary Agreement. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

                           (b)  Attorneys' Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs of suit.

                           (c)  Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

                           (d)  Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

           IN WITNESS WHEREOF , Landlord and Tenant have executed this Amendment as of the date first written above.

LANDLORD :

CORPORATE TECHNOLOGY CENTRE ASSOCIATES LLC , a California limited liability company

	By:	Corporate Technology Centre Partners LLC a California limited liability company Its Manager

		By:	Menlo Equities LLC a California limited liability company Its Managing Member

			By:	Menlo Equities, Inc. Its Managing Member

Dated:				By:
Henry D. Bullock President

TENANT :

REDBACK NETWORKS INC ., a Delaware corporation

Dated:	By:
Title:

Dated:	By:
Title: